EXHIBIT 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited condensed consolidated pro forma statements of operations are presented combining Cure Pharmaceutical Corporation’s (“Cure”) condensed audited statement of operations for the year ended December 31, 2015 and Cure Pharmaceutical Holding Corp’s (“the Company” or “CPHC”) audited condensed statement of operations for the year ended March 31, 2016 and the unaudited condensed statement of operations for Cure’s nine-month period ended September 30, 2016 and the Company’s six month period ended September 30, 2016. The unaudited condensed consolidated pro forma balance sheet gives effect to the acquisition as if the transaction had taken place on September 30, 2016 and combines Cure’s unaudited condensed balance sheet as of September 30, 2016 with the Company’s condensed balance sheet as of September 30, 2016.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. These companies may have performed differently had they actually been consolidated for the periods presented. You should not rely on the pro forma condensed consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been consolidated or the future results that the consolidated companies will experience after the merger. Unaudited pro forma financial information and the notes thereof should be read in conjunction with the accompanying historical financial statements of Cure and Management’s Discussion and Analysis included elsewhere in this report.

F-1

CURE Pharmaceutical Holding Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheets

September 30, 2016

	CPHC For the Six Months Ended September 30, 2016	Cure For the Nine Months Ended September 30, 2016	Consolidated	Pro forma Adjustments	Reference	Consolidated Pro Forma

Assets
Current assets:
Cash	-	1,852,339	1,852,339			1,852,339
Restricted cash	-	99,980	99,980			99,980
Accounts receivable	-	731	731			731
Notes receivable	-	-	-			-
Inventory	-	164,045	164,045			164,045
Prepaid expenses and other assets	-	705,242	705,242	(485,000)	(a)	220,242
Total current assets	-	2,822,337	2,822,337	(485,000)		2,337,337
Property and equipment, net	-	364,058	364,058			364,058
Intangibles, net	-	952,354	952,354			952,354
Other assets	-	160,905	160,905			160,905
Total assets	-	4,299,654	4,299,654	(485,000)		3,814,654

Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	-	315,771	315,771			315,771
Accrued expenses	8,352	334,721	343,073	(285,059)	(b)	58,014
Current portion of loan payable	-	-	-			-
Current portion of notes payable	-	56,089	56,089			56,089
Current portion of capital lease payable	-	12,424	12,424			12,424
Current portion of convertible promissory notes	-	8,333,852	8,333,852	(2,220,389)	(b)	6,113,463
Current portion of related party convertible promissory notes	-	364,924	364,924	(364,925)	(b)	(1)
Deferred revenue	-	178,015	178,015			178,015
Total current liabilities	8,352	9,595,796	9,604,148	(2,870,373)		6,733,775
License fees	-	560,000	560,000			560,000
Total liabilities	8,352	10,155,796	10,164,148	(2,870,373)		7,293,775

Stockholders' Deficit:
Common stock: $0.001 par value; authorized 75,000,000 shares;
17,145,503 shares issued and outstanding as of
September 30, 2016	24,984	200	25,184	(8,039)	(b) (c ) (d)	17,145
Additional paid-in capital	-	2,727,531	2,727,531	2,845,076	(b) (c) (e)	5,572,607
Accumulated deficit	(33,336)	(8,583,873)	(8,617,209)	(451,664)	(a) (e)	(9,068,873)
Total stockholders' deficit	(8,352)	(5,856,142)	(5,864,494)	2,385,373		(3,479,121)
Total liabilities and stockholders' deficit	-	4,299,654	4,299,654	(485,000)		3,814,654

F-2

CURE Pharmaceutical Holding Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	CPHC For the Year Ended March 31, 2016	Cure For the Year Ended December 31, 2015	Pro forma Adjustments	Reference	Consolidated Pro Forma
Revenue
Net product sales	11,395	150,439			161,834
Consulting research & development income	-	25,225			25,225
Shipping and other sales	-	7,766			7,766
Total revenues	11,395	183,430			194,825
Cost of goods sold	1,288	117,012			118,300
Gross Profit	10,107	66,418			76,525

Research and development expenses	-	681,699			681,699
Selling, general and administrative expenses	20,564	920,247			940,811
Total expenses	20,564	1,601,946			1,622,510
Net loss from operations	(10,457)	(1,535,528)			(1,545,985)
Other income (expense):					-
Interest income	-	199			199
Other income	-	177,892			177,892
Other expense	-	(72,160)			(72,160)
Interest expense	-	(173,464)			(173,464)
Other income (expense)	-	(67,533)			(67,533)
Net loss before income taxes	(10,457)	(1,603,061)			(1,613,518)
Provision for income taxes	-	-			-
Net loss	(10,457)	(1,603,061)			(1,613,518)
Net loss per share, basic and diluted	(0.00)	(0.80)			(0.09)
Weighted average shares outstanding, basic and diluted	6,093,918	2,000,000			17,145,503

F-3

CURE Pharmaceutical Holding Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

	CPHC For the Six Months Ended September 30, 2016	Cure For the Nine Months Ended September 30, 2016	Pro forma Adjustments	Reference	Consolidated Pro Forma
Revenue
Net product sales	7,600	73,347			80,947
Consulting research & development income	-	532			532
Shipping and other sales	-	7,462			7,462
Total revenues	7,600	81,341	-		88,941
Costs and expenses
Cost of goods sold	829	62,810			63,639
Research and development expenses	-	513,277			513,277
Selling, general and administrative expenses	25,299	1,241,379	485,000	(a)	1,751,678
Total costs and expenses	26,128	1,817,466	485,000		2,328,594
Net loss from operations	(18,528)	(1,736,125)	(485,000)		(2,239,653)
Other income (expense):
Interest income	-	433			433
Other income	-	399			399
Gain/(Loss) on disposal of Plant, Property & Equipment	(407)	(3,323)			(3,730)
Other expense	631	(143,967)			(143,336)
Interest expense	-	(140,056)	-		(140,056)
Other income (expense)	224	(286,514)	-		(286,290)
Net loss before income taxes	(18,304)	(2,022,639)	(485,000)		(2,525,943)
Provision for income taxes	-	-	-		-
Net loss	(18,304)	(2,022,639)	(485,000)		(2,525,943)
Net loss per share, basic and diluted	(0.00)	(1.01)			(0.15)
Weighted average shares outstanding, basic and diluted	24,984,000	2,000,000			17,145,503

F-4

CURE PHARMACEUTICAL HOLDING CORP.

NOTES TO CONSOLIDATED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Consolidated Financial Information.

On November 7, 2016, Makkanotti Group Corp. (“the Company” or “Makkanotti”) merged with Cure Pharmaceutical Corporation (“Cure”), a specialty pharmaceutical and bioscience company with a focus in disruptive drug delivery technologies pursuant to a share exchange agreement (the “Agreement”). Under the terms of the Agreement, each share of Cure capital stock was exchanged for 3.31 shares of the Company’s common stock.

For accounting purposes, Cure shall be the surviving entity. The transaction is accounted for using the reverse acquisition method of accounting. As a result of the recapitalization and change in control, Cure is the acquiring entity in accordance with ASC 805, Business Combinations. The financial statements of the accounting acquirer became the financial statements of the registrant. The consolidated financial statements after the acquisition include the balance sheets of both companies at historical cost, the historical results of Cure and the results of the Company from the acquisition date. The accumulated earnings of Cure will be carried forward after the completion of the reverse acquisition.

The Pro forma Unaudited consolidated Financial Statements have been prepared in order to present consolidated financial position and results of operations of Cure and the Company as if the Merger had occurred as of September 30, 2016 for the pro forma condensed consolidated balance sheet ; and to give effect as if the Merger had occurred if the transaction had taken place at April 1, 2015 for the pro forma condensed consolidated statement of operations for the year ended March 31, 2016 and the six months ended September 30, 2016.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of September 30, 2016 and the pro forma condensed consolidated statement of operations for the year ended March 31, 2016 and the six months ended September 30, 2016, respectively.

(a) To eliminate prepaid consulting fees paid to the Company by Cure

(b) To record the conversion of convertible notes and accrued interest totaling $2,870,373 to 717,593 common stock shares of Cure; then the 2,717,593 shares of Cure were exchanged for 8,995,233 shares of the Company

(c) To record the cancellation of 16,833,790 shares of the Company

(d) To eliminate Cure capital structure.

(e) To eliminate the Company’s accumulated deficit and record recapitalization of the Company

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